UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2024

Incannex Healthcare Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41106	93-2403210
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 105, 8 Century Circuit Norwest, NSW 2153 Australia	Not applicable
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: +61 409 840 786

(Former Name or Former Address, if Changed Since Last Report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.0001 par value per share	IXHL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Equity line of credit agreement with Arena Business Solutions Global SPC II, Ltd

On September 9, 2024, Incannex Healthcare Inc. (“Company”) entered into an equity line of credit agreement (“ELOC Agreement”) with Arena Business Solutions Global SPC II, Ltd (“Investor”). Under the ELOC Agreement, the Company has the right to sell, and the Investor the obligation to buy, up to $50 million of the Company’s shares of common stock (“Common Shares”). The purchase price of the Common Shares is obtained by multiplying by 96% the daily volume weighted average price (“VWAP”) on Nasdaq for the trading day specified in the sale notice (same trading day or one trading day following such notice) delivered to the Investor. The ELOC Agreement will be effective for 36 months from its execution.

As consideration for the Investor’s execution and delivery of the ELOC Agreement, the Company will (i) issue to the Investor, as a commitment fee, that number of Common Shares equal to 250,000 divided by the simple average of the daily VWAP of the Common Shares during the five trading days immediately preceding the effectiveness of a “shelf” registration statement on Form S-3 on which the estimated number of such Common Shares are registered, and (ii) issue a warrant (“ELOC Warrant”) exercisable for 585,000 Common Shares, with a five year expiration and an exercise price equal to 115% of the closing price of the Common Shares on the warrant issuance date.

However, the Company may not sell Common Shares to the Investor under the ELOC Agreement if (i) a shelf Registration Statement on Form S-3 that registers the Common Shares issuable under the ELOC Agreement has not been declared effective by the Securities and Exchange Commission (“SEC”); (ii) the number of Common Shares issuable to the Investor pursuant to a sale notice causes the aggregate number of Common Shares beneficially owned by the Investor and its affiliates as a result of previous issuances and sales of Common Shares to Investor under the ELOC Agreement would exceed 9.99% of the then outstanding Common Shares; (iii) after giving effect to such sale (a) the aggregate number of Common Shares issued under the ELOC Agreement, (b) the aggregate number of Common Shares issued upon exercise of the ELOC Warrant, (c) the aggregate number of Common Shares issued upon conversion of a secured convertible note issued to Arena Investors, LP (as discussed below) and upon exercise of the warrant issued in connection with such convertible note, would exceed 19.99% of the outstanding Common Shares as of the date of the ELOC Agreement, unless the Company obtains the requisite shareholder approval for issuances in excess of such limit; or (iv) such sale of Common Shares would exceed, during any 12-month period, one-third of the Company’s public float under the SEC’s “baby shelf” rule for SEC-registered transactions by an issuer with a public float under $75 million when using a “shelf” registration statement on Form S-3.

The foregoing summary of the terms and conditions of the ELOC Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the ELOC Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

The closing of the ELOC Agreement, and thus use by the Company of the equity line of credit, is subject to the satisfaction of customary closing conditions.

Securities Purchase Agreement for issuance of convertible notes to Arena Investors, LP

On September 9, 2024, the Company entered into a Securities Purchase Agreement (“Securities Purchase Agreement”) with Arena Investors, LP (“Purchaser”). Under the Securities Purchase Agreement, the Company will issue secured Convertible Notes (“Notes”) for up $10 million, divided into three separate tranches that are each subject to closing conditions, with a 10% original issue discount. The conversion price of each Note would be equal to 115% of the closing price of the Common Shares on the trading day preceding the date of the issuance of the Note, subject to adjustments related to the trading price of the Common Shares on Nasdaq.

The Company and its subsidiaries Incannex Healthcare Pty Ltd, Incannex Pty Ltd and Psychennex Pty Ltd will grant senior security interests in all their tangible and intangible assets, except for certain research and development Australian tax incentives, which are subject to a subordinated security interest. The subsidiaries will also guarantee the Notes.

As consideration for the Purchaser’s execution and delivery of the Securities Purchase Agreement, the Company will issue a warrant (“Convertible Note Warrant”), with a five year expiration, each exercisable for number of Common Shares equal to 25% of the total principal amount of the related Note purchased by the Purchaser on the applicable closing date divided by 115% of the closing price of the Common Shares on the trading day immediately preceding such closing date. The Company is not obligated to issue a Convertible Note Warrant if there is no drawdown under the Note. The exercise price of the Convertible Note Warrant will be 115% of the closing price of the Common Shares on its issuance date.

The Company must register the Common Shares issuable upon conversion of the Notes and exercise of the Convertible Note Warrant. However, the issuance of the Common Shares underlying the Note and the Convertible Note Warrant are subject to (i) shareholder approval to the extent such issuance would exceed 19.99% of the Company’s outstanding Common Shares and (ii) a limitation, during any 12-month period, of one-third of the Company’s public float under the SEC’s “baby shelf” rule for SEC-registered transactions by an issuer with a public float under $75 million when using a “shelf” registration statement on Form S-3.

The foregoing summary of the terms and conditions of the Securities Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Securities Purchase Agreement, a copy of which is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

The closing of each tranche of the Notes is subject to the satisfaction of customary closing conditions.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	Purchase Agreement between Incannex Healthcare Inc. and Arena Business Solutions Global SPC II, Ltd, dated as of September 6, 2024.
10.2	Securities Purchase Agreement between Incannex Healthcare Inc. and Arena Investors, LP, dated as of September 6, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Incannex Healthcare Inc.

Date: September 10, 2024		/s/ Joel Latham
	Name:	Joel Latham
	Title:	Chief Executive Officer and President

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